UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2016

VITAE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36617	04-3567753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

502 West Office Center Drive
Fort Washington, PA 19034	19034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 461-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                  Regulation FD Disclosure.

On March 16, 2016, management of Vitae Pharmaceuticals, Inc. (“Vitae”) will hold a conference call at 5:00 pm ET to discuss its top-line and biomarker results from a Phase 2a proof-of-concept trial for VTP-43742 in patients with moderate to severe psoriasis. A copy of the presentation being used in connection with this conference call is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Current Report on Form 8-K pursuant to Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.         Other Events.

On March 16, 2016, Vitae issued a press release announcing top-line and biomarker results from a Phase 2a proof-of-concept trial for VTP-43742 in patients with moderate to severe psoriasis.

A copy of Vitae’s press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Vitae Pharmaceuticals, Inc. Presentation, dated March 16, 2016.
99.2	Vitae Pharmaceuticals, Inc. Press Release, dated March 16, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAE PHARMACEUTICALS, INC.

Date: March 16, 2016	By:	/s/ Jeffrey S. Hatfield
Jeffrey S. Hatfield
Chief Executive Officer

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